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                                                                       EXHIBIT J


              LETTER OF INTENT TO COOPERATE IN A WIRELESS JOINT VENTURE

  This Letter of Intent is made and entered into as of this 10th day of December 1997 by and between Cetronic AB, Kungsholms Strand 147, 114 28 Stockholm, SWEDEN ("CETRONIC") and Socket Communications, Inc., 37400 Central Court, Newark, California 94560, USA ("SOCKET").

                                       RECITALS

WHEREAS, CETRONIC and SOCKET are collaborating and working together on developing three wireless business Products under terms of Development, Manufacturing and Distribution Agreements covering the Radio Card dated October 1, 1996, the Compact Flash Wireless Messaging Receiver dated September 23, 1997 and the Mobile Data Information Server dated September 23, 1997;

WHEREAS, CETRONIC and SOCKET have developed other hardware and software products related to and used with these Products and have developed know-how and relationships important to the success of the wireless business;

WHEREAS, CETRONIC and SOCKET wish to combine the intellectual property and assets associated with its wireless business into a new joint venture so as to fully exploit the wireless business opportunity;

                                   LETTER OF INTENT

NOW THEREFORE, in consideration of the premises hereof, the parties do hereby agree as follows:

Socket Communications, Inc. and Cetronic AB intend to cooperate in a new joint venture. Each Company will contribute the intellectual property and transfer the assets associated with its wireless business. The objective of the new entity is to fully exploit the wireless business opportunity. Details of the arrangement will be worked out over the next ninety days, subject to approval of the boards of directors of both companies.

IN WITNESS WHEREOF, the parties have duly executed this Letter of Intent as of the 10th day of December 1997.


CETRONIC AB                               SOCKET COMMUNICATIONS, INC.


By: /s/ Kurt Sjoblom                      By: /s/ Charlie Bass
   ------------------------                  ------------------------

Name:  Kurt Sjoblom                       Name:  Charlie Bass
Title: Director                           Title: Chairman